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                                                                    Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
      As independent public accountants, we hereby consent to the incorporation of our report included in this Amendment No. 1 to Form 10-K into the Company's previously filed Registration Statements on Form S-3 (File No.'s 333-86358, 333-48492, 333-95311, 333-54562, 333-65428 & 333-73504) and Form S-8 (File No.'s
333-88928, 333-88930, 333-88932, 333-16299, 333-49939 & 333-49965).

                                             /s/ Virchow, Krause & Company, LLP
Minneapolis, Minnesota
April 14, 2003